IDS Life Variable Annuity

Fund A

                                                         Invests in a wide range
                                                          of securities with the
                                                          objective of long-term
                                                        capital appreciation for
                                                                contract owners.

                                                          2002 SEMIANNUAL REPORT

Portfolio Manager Q & A

Q: How did the Fund perform for the six-month period ended June 30, 2002?

A: The Fund struggled on an absolute and relative basis during the period, returning -16.01% (excluding sales charges) versus its benchmark, the S&P 500 Index, which returned -13.16%.

Q: What factors most significantly impacted performance?

A: Despite the continued dropping prices of technology stocks, many investors early in the second quarter of 2002 still seemed reluctant to sell the stocks of technology companies that led the recent bull market, hoping that the leaders of the next bull market will be the very same companies. As a result, as the period ended many of these companies remained "over-owned" and therefore did not perform well for the period. I believed early in the second quarter of the year that investors' expectations continued to be too high for the stocks of many technology companies, and therefore the Fund was slightly underweighted in these stocks for the period. This decision, combined with selective stock picks by our skilled technology analysts, added to the Fund's performance.

In addition, the Fund's select holdings in the stocks of international oil and energy service companies performed well. As the economy improves, the prices of energy stocks like those of oil service companies tend to move in concert with the rising economy. As the economy strengthens and we see an improvement in the earnings of S&P 500 companies, the oil market is likely to tighten up, a possible situation that I believe makes the stocks of energy companies inexpensive now.

While the Fund does hold selective financial stocks, such as banks and insurance companies, it was quite underweight in the sector during the period, which slightly detracted from performance. Financials, as a sector at a very broad level, have not typically outperformed going into a recession and outperformed coming out of that same recession, yet, in this most recent recession, they have done just that. However, given the current risk in the economy, and the fact that financial companies tend to be among the most leveraged companies in the market, this is a long-term decision I believe will begin to greatly benefit the Fund as we move through the next 12 months.

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2 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Q: What is your outlook for the months ahead?

A: Healthcare, including biotech and pharmaceutical companies, has had a tough year across the board. However, demographics support that healthcare spending is likely to increase. As the population ages, drug utilization tends to increase as well. As such, I have continued to selectively add to the Fund's healthcare allocation during the period, and plan to remain overweight in the stocks of healthcare companies.

Technology stocks have also come down in price dramatically, and some are now looking quite attractive, so I expect to add some to the Fund as we move forward. In addition, due to my current view that the risk/reward for financials is negative, I expect to remain underweight versus the benchmark in the stocks of financial companies, offsetting this with overweighted exposure to other cyclically sensitive areas such as energy and technology going forward.

Certainly, the right strategy with regard to technology year-to-date has been to own no technology stocks, but as the Nasdaq Composite Index and technology stocks in general have underperformed, we have added selective names to the Fund. Despite the recent downturn in the technology sector, we are convinced there are many good businesses out there with good fundamentals and potential profitability over time. We believe technology spending as a percentage of the total capital budget of both the U.S. and global economies will continue to increase. Rather than trading as a block, as tech stocks did over the past few years, I believe that we are going to see increasing differentiation in performance among technology stocks, and in many cases many of these stocks are getting cheap enough to buy. However, the question of when the rebound for technology stocks will begin still remains, as overcapacity remains an issue.

I will continue to target a high return per unit of risk style in the Fund. This does not necessarily mean the Fund's turnover will be low. It means that I will aim to buy stocks that tend to have relatively stable long-term business models and make them the core of the Fund when valuation warrants it, and will sell when necessary. While many investors will continue to look for the big movers, this Fund will tend to have a mixture of very aggressive growth stocks and very deep value stocks, the total of which (deep value, core/stable, and aggressive) results in a truly "core" Fund. The appeal of a Fund such as this one is that aggressive bets on value versus growth style stocks are unnecessary, permitting the Fund to focus primarily on choosing quality stocks.

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3 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


The 10 Largest Holdings

                                      Percent                    Value
                                  (of net assets)        (as of June 30, 2002)

Pfizer                                  6.0%                  $15,399,999
General Electric                        3.5                     8,860,250
McKesson HBOC                           3.3                     8,502,000
Wyeth                                   3.3                     8,448,000
Microsoft                               2.9                     7,306,200
Exxon Mobil                             2.8                     7,161,000
Cardinal Health                         2.7                     6,755,100
American Intl Group                     2.5                     6,481,850
Coca-Cola                               2.5                     6,440,000
AOL Time Warner                         2.4                     6,031,100

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 31.9% of net assets

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4 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Statement of assets, liabilities and contract owners' equity

IDS Life Variable Annuity Fund A

June 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $270,041,528)                                                                      $255,463,357
Cash in bank on demand deposit                                                                               52,572
Dividends and interest receivable                                                                           262,772
Receivable for investment securities sold                                                                 4,974,358
                                                                                                          ---------
Total assets                                                                                           $260,753,059
                                                                                                       ------------

Liabilities
Payable for contract terminations                                                                      $    149,743
Payable for investment securities purchased                                                               5,916,642
Payable to IDS Life Insurance Company for:
Mortality and expense risk assurance fee                                                                      7,015
Investment management fee                                                                                     2,806
                                                                                                              -----
Total liabilities                                                                                      $  6,076,206
                                                                                                       ------------

Contract owners' equity
Contracts in accumulation period -- 12,091,301 units at $20.61 per unit (Note 5)                       $249,165,083
Contracts in payment period                                                                               5,511,770
                                                                                                          ---------
Total contract owners' equity                                                                           254,676,853
                                                                                                        -----------
Total liabilities and contract owners' equity                                                          $260,753,059
                                                                                                       ------------

See accompanying notes to financial statements.

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5 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Statement of operations

IDS Life Variable Annuity Fund A

Six months ended June 30, 2002 (Unaudited)

Investment income (loss) -- net
Income:
Dividends                                                                                              $  1,318,702
Interest                                                                                                    175,589
   Less foreign taxes withheld                                                                              (12,589)
                                                                                                            -------
Total income                                                                                              1,481,702
                                                                                                          ---------
Expenses:
Mortality and expense risk assurance fee (Note 2)                                                         1,437,016
Investment management fee (Note 3)                                                                          575,524
                                                                                                            -------
Total expenses                                                                                            2,012,540
                                                                                                          ---------
Investment income (loss) -- net                                                                            (530,838)
                                                                                                           --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments                                                                   2,280,345
Net change in unrealized appreciation (depreciation) on investments                                     (51,092,055)
                                                                                                        -----------
Net gain (loss) on investments                                                                          (48,811,710)
                                                                                                        -----------
Net increase (decrease) in contract owners' equity from operations                                     $(49,342,548)
                                                                                                       ------------

See accompanying notes to financial statements.

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6 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Statements of changes in contract owners' equity

IDS Life Variable Annuity Fund A

                                                                             Six months ended            Year ended
                                                                                June 30, 2002         Dec. 31, 2001
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                  $   (530,838)        $  (1,354,050)
Net realized gain (loss) on investments                                             2,280,345           (13,748,754)
Net change in unrealized appreciation (depreciation) on investments               (51,092,055)          (68,184,912)
                                                                                  -----------           -----------
Net increase (decrease) in contract owners' equity from operations                (49,342,548)          (83,287,716)
                                                                                  -----------           -----------

Contract transactions
Net contract purchase payments (Note 2)                                               557,942             1,405,358
Repayment of temporary withdrawals                                                      1,144                10,051
Net transfers from (to) fixed annuities                                            (3,335,773)           (4,932,510)
Actuarial adjustment for mortality assurance on annuities in payment period         1,023,995                17,938
Contract termination payments and temporary withdrawals                           (10,707,716)          (24,917,566)
Annuity payments                                                                     (387,293)             (900,327)
                                                                                     --------              --------
Net increase (decrease) from contract transactions                                (12,847,701)          (29,317,056)
                                                                                  -----------           -----------
Net increase (decrease) in contract owners' equity                                (62,190,249)         (112,604,772)
Contract owners' equity at beginning of period                                    316,867,102           429,471,874
                                                                                  -----------           -----------
Contract owners' equity at end of period                                         $254,676,853         $ 316,867,102
                                                                                 ------------         -------------

See accompanying notes to financial statements.

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7 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Notes to Financial Statements

IDS Life Variable Annuity Fund A

(Unaudited as to June 30, 2002)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

Investments in securities

Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

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8 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Option contracts

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the six months ended June 30, 2002, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding as of June 30, 2002.

Futures contracts

To gain exposure to or protect itself from market changes, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the six months ended June 30, 2002, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding as of June 30, 2002.

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9 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

There were no forward foreign currency exchange contracts outstanding as of June 30, 2002.

Variable payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by IDS Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal income taxes

IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

2. MORTALITY AND EXPENSE RISK ASSURANCE FEE AND SALES CHARGES

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense risk assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $23,435 for the six months ended June 30, 2002 and $55,248 for the year ended Dec. 31, 2001. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

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10 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


3. INVESTMENT MANAGEMENT AGREEMENT

The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

4. SECURITY TRANSACTIONS AND BASIS FOR DETERMINING REALIZED GAIN AND LOSS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $274,014,146 and $287,448,504, respectively, for the six months ended June 30, 2002. Net realized gains and losses on investments are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with IDS Life were $40,824 for the six months ended June 30, 2002.

5. ACCUMULATION UNITS

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                             Six months ended          Year ended
                                                                June 30, 2002       Dec. 31, 2001

Units outstanding at beginning of period                           12,676,242          13,805,557
Additions for contract purchase payments and repayments                24,185              54,797
Net transfers from (to) fixed annuities                              (148,549)           (196,303)
Deductions for contract terminations and withdrawals                 (460,577)           (987,809)
                                                                     --------            --------
Units outstanding at end of period                                 12,091,301          12,676,242
                                                                   ----------          ----------

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11 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Dec. 31,                                     2002(c)       2001         2000         1999         1998

Accumulation unit value at beginning of period                  $24.54        $30.54       $32.26       $24.53       $20.91

Income from investment operations:

Net investment income (loss)                                      (.04)         (.10)        (.20)        (.20)        (.14)

Net gains (losses) (both realized and unrealized)                (3.89)        (5.90)       (1.52)        7.93         3.76

Total from investment operations                                 (3.93)        (6.00)       (1.72)        7.73         3.62

Accumulation unit value at end of period                        $20.61        $24.54       $30.54       $32.26       $24.53

Total return(a)                                                (16.01%)      (19.65%)      (5.33%)      31.51%       17.31%

Ratios/supplemental data

Total contract owners' equity at
end of period (000 omitted)                                   $254,677      $316,867     $429,472     $493,966     $406,987

Ratio of operating expenses to average daily net assets          1.40%(b)      1.40%        1.40%        1.40%        1.40%

Ratio of net investment income (loss)
to average daily net assets                                      (.37%)(b)     (.39%)       (.59%)       (.71%)       (.63%)

Portfolio turnover rate                                           100%           76%          85%           5%          19%


Notes to financial highlights

(a) Total return does not reflect payment of a sales charge.

(b) Adjusted to an annual basis.

(c) Six months ended June 30, 2002 (Unaudited).

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $6.38 as of June 30, 2002, $7.73 as of Dec. 31, 2001, $9.95 as of Dec. 31, 2000, $10.88 as
of Dec. 31, 1999 and $8.56 as of Dec. 31, 1998. The value of an annuity unit (assuming a 5% investment rate) was $3.89 as of June 30, 2002, $4.75 as of Dec. 31, 2001, $6.20 as of Dec. 31, 2000, $6.88 as of Dec. 31, 1999 and $5.49 as of
Dec. 31, 1998.

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12 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Investments in Securities

IDS Life Variable Annuity Fund A

June 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.9%)

Issuer                                                Shares            Value(a)

Aerospace & defense (1.4%)
General Dynamics                                      15,000          $1,595,250
Lockheed Martin                                       30,000           2,085,000
Total                                                                  3,680,250

Banks and savings & loans (3.5%)
Bank of America                                       44,600           3,138,056
U.S. Bancorp                                          54,675           1,276,661
Wachovia                                              60,000           2,290,800
Wells Fargo                                           45,000           2,252,700
Total                                                                  8,958,217

Beverages & tobacco (6.6%)
Anheuser-Busch                                        35,000           1,750,000
Coca-Cola                                            115,000           6,440,000
PepsiCo                                               60,000           2,892,000
Philip Morris                                        130,000           5,678,400
Total                                                                 16,760,400

Chemicals (2.7%)
Air Products & Chemicals                              15,000             757,050
Dow Chemical                                         100,000           3,438,000
du Pont (EI) de Nemours                               40,000           1,776,000
Praxair                                               15,000             854,550
Total                                                                  6,825,600

Communications equipment & services (1.6%)
Fairchild Semiconductor Intl Cl A                     30,000(b)          729,000
Marvell Technology Group                              25,000(b,c)        497,250
Motorola                                             170,000           2,451,400
Semtech                                               15,000(b)          400,500
Total                                                                  4,078,150

Computer software & services (5.0%)
Adobe Systems                                         20,000             570,000
Microsoft                                            135,000(b)        7,306,200
Oracle                                               510,700(b)        4,836,329
Total                                                                 12,712,529

Computers & office equipment (6.4%)
Apple Computer                                       115,000(b)        2,037,800
BEA Systems                                          285,000(b)        2,681,850
Cisco Systems                                        245,000(b)        3,417,750
EMC                                                  105,000(b)          792,750
Hewlett-Packard                                      230,000           3,514,400
Sanmina-SCI                                           65,000(b)          410,150
Sun Microsystems                                     695,000(b)        3,481,950
Total                                                                 16,336,650

Electronics (2.3%)
Flextronics Intl                                     200,000(b,c)      1,426,000
Micron Technology                                     85,000(b)        1,718,700
Natl Semiconductor                                    25,000(b)          729,250
Taiwan Semiconductor Mfg ADR                         148,500(c)        1,930,500
Total                                                                  5,804,450

Energy (6.2%)
ChevronTexaco                                         50,000           4,425,000
Exxon Mobil                                          175,000           7,161,000
Phillips Petroleum                                    70,000           4,121,600
Total                                                                 15,707,600

Energy equipment & services (2.1%)
Cooper Cameron                                        15,000(b)          726,300
Transocean                                           150,000           4,672,500
Total                                                                  5,398,800

Financial services (4.5%)
Citigroup                                            100,000           3,875,000
Fannie Mae                                            50,000           3,687,500
Federated Investors Cl B                              25,000             864,250
Freddie Mac                                           50,000           3,060,000
Total                                                                 11,486,750

Furniture & appliances (1.2%)
Black & Decker                                        10,000             482,000
Mohawk Inds                                           25,000(b)        1,538,250
Whirlpool                                             15,000             980,400
Total                                                                  3,000,650

See accompanying notes to investments in securities.

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13 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


Common stocks (continued)

Issuer                                                Shares            Value(a)

Health care (17.1%)
Abbott Laboratories                                   70,000          $2,635,500
Biomet                                                50,000           1,356,000
Forest Laboratories                                   20,000(b)        1,416,000
Genzyme-General Division                              70,000(b)        1,346,800
Laboratory Corp America Holdings                      45,000(b)        2,054,250
MedImmune                                             46,000(b)        1,214,400
Medtronic                                             30,000           1,285,500
Pfizer                                               440,000          15,399,999
Pharmacia                                            120,000           4,494,000
Quest Diagnostics                                     10,000(b)          860,500
St. Jude Medical                                      40,000(b)        2,957,600
Wyeth                                                165,000           8,448,000
Total                                                                 43,468,549

Health care services (8.8%)
AmerisourceBergen                                     10,000             760,000
Cardinal Health                                      110,000           6,755,100
Caremark Rx                                          100,000(b)        1,650,000
McKesson HBOC                                        260,000           8,502,000
Oxford Health Plans                                   30,000(b)        1,393,800
UnitedHealth Group                                    37,000           3,387,350
Total                                                                 22,448,250

Household products (1.7%)
Avon Products                                         85,000           4,440,400

Industrial equipment & services (1.2%)
Caterpillar                                           60,000           2,937,000

Insurance (2.5%)
American Intl Group                                   95,000           6,481,850

Leisure time & entertainment (4.7%)
AOL Time Warner                                      410,000(b)        6,031,100
Mattel                                                60,000           1,260,600
Viacom Cl B                                          105,000(b)        4,658,850
Total                                                                 11,950,550

Media (0.8%)
EBay                                                  25,000(b)        1,540,500
Fox Entertainment Group Cl A                          25,000(b)          543,750
Total                                                                  2,084,250

Metals (0.4%)
Freeport-McMoRan Copper & Gold Cl B                   50,000(b)          892,500

Multi-industry conglomerates (4.5%)
General Electric                                     305,000           8,860,250
Manpower                                              35,000           1,286,250
Tyco Intl                                             90,000(c)        1,215,900
Total                                                                 11,362,400

Paper & packaging (0.7%)
Bowater                                               10,000             543,700
Intl Paper                                            30,000           1,307,400
Total                                                                  1,851,100

Real estate investment trust (0.7%)
Starwood Hotels & Resorts Worldwide                   55,000           1,808,950

Retail (5.5%)
AutoZone                                              33,000(b)        2,550,900
Dollar General                                        70,000           1,332,100
Home Depot                                           100,000           3,673,000
Lowe's Companies                                      80,000           3,632,000
Safeway                                               80,000(b)        2,335,200
TJX Companies                                         30,000             588,300
Total                                                                 14,111,500

Utilities -- electric (1.1%)
Dominion Resources                                    34,400           2,269,712
Sempra Energy                                         25,000             553,250
Total                                                                  2,822,962

Utilities -- telephone (1.7%)
AT&T                                                 340,000           3,638,000
Liberty Media Cl A                                    75,000(b)          750,000
Total                                                                  4,388,000

Total common stocks
(Cost: $256,430,992)                                                $241,798,307

Bond (0.1%)

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

U.S. government obligation & agency
U.S. Treasury
         05-15-16               7.25%               $250,000            $294,638

Total bond
(Cost: $240,313)                                                        $294,638

See accompanying notes to investments in securities.

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14 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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Short-term securities (5.2%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.9%)
Federal Home Loan Bank Disc Nts
         07-12-02               1.79%               $500,000            $499,671
         09-18-02               1.74               4,500,000           4,483,112
Federal Home Loan Mtge Corp Disc Nts
         07-29-02               1.70               3,000,000           2,995,608
         09-12-02               1.73               1,400,000           1,395,146
Federal Natl Mtge Assn Disc Nt
         07-31-02               1.73                 700,000             698,963
Total                                                                 10,072,500

Commercial paper (1.3%)
General Electric Capital
         07-01-02               1.98               2,500,000           2,499,588
SBC Intl
         08-01-02               1.78              800,000(d)             798,324
Total                                                                  3,297,912

Total short-term securities
(Cost: $13,370,223)                                                  $13,370,412

Total investments in securities
(Cost: $270,041,528)(e)                                             $255,463,357

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of June 30, 2002, the value of foreign securities represented 2.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At June 30, 2002, the cost of securities for federal income tax purposes was $270,041,528 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
..
     Unrealized appreciation                                       $  7,211,775

     Unrealized depreciation                                        (21,789,946)
                                                                    -----------
     Net unrealized depreciation                                   $(14,578,171)
                                                                   ------------

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15 IDS LIFE VARIABLE ANNUITY FUND A -- SEMIANNUAL
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


IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

S-6445 T (8/02)